UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No.                      )

Check the appropriate box:
☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement
PROTECTION ONE, INC.
(Name of Registrant As Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Important Notice Regarding the Availability of Information Statement for the Shareholder

Meeting To Be Held on:

June 24, 2009 at 10:00 A.M., Central Daylight Saving Time

At the Offices of Protection One, Inc., 4221 W. John Carpenter Freeway, Irving, Texas 75063

This communication presents only an overview of the more complete Information Statement that is available to you on the Internet.  We encourage you to access and review all of the important information contained in the Information Statement.

The Information Statement and Annual Report on Form 10-K for the Period Ended December 31, 2008 are available at:

http://investor.shareholder.com/poi/proxy.cfm

If you want to receive a paper or e-mail copy of these documents, you must request one.  There is no charge to you for requesting a copy.  Please make your request for a copy as instructed below on or before June 8, 2009 to facilitate timely delivery.

Directions to the 2009 Shareholders Meeting are available at:

http://investor.shareholder.com/poi/proxy.cfm

Protection One, Inc. is not soliciting proxies for the 2009 Shareholders Meeting.  The Special Record and Meeting Date Committee of the Board of Directors has fixed the close of business on April 30, 2009 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.

The following matters shall be acted upon at the 2009 Shareholders Meeting:

•                                          Election of nine directors to serve for a term of one year (The Board of Directors recommends a vote FOR each of the following nominees):

1.                                       Richard Ginsburg

2.                                       Raymond C. Kubacki

3.                                       Robert J. McGuire

4.                                       Jeff Nordhaus

5.                                       Alex Hocherman

6.                                       Thomas J. Russo

7.                                       Edward Sippel

8.                                       Michael Weinstock

9.                                       Arlene M. Yocum

•                                          Any other business that is properly raised before the meeting and any adjournment or postponement of the meeting.

TO VIEW MATERIALS ONLINE:

Please visit http://investor.shareholder.com/poi/proxy.cfm to view the following materials:

•                                          Information Statement for the 2009 Shareholders Meeting

•                                          Annual Report on Form 10-K for the Period Ended December 31, 2008

TO REQUEST PAPER OR ELECTRONIC MATERIALS FOR THE 2009 SHAREHOLDERS MEETING OR FOR FUTURE SHAREHOLDERS MEETINGS:	• TELEPHONE: 1-800-465-8009 • EMAIL: investorrelations@protectionone.com • WEBSITE: http://investor.shareholder.com/poi/proxy.cfm